SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 15, 2006


                              PLACER DEL MAR, LTD.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                    333-127736                  72-1600437
(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)              File Number)           Identification Number)


                   3707 Fifth Avenue #351, San Diego, CA 92103
               (Address of Principal Executive Offices, Zip Code)


       Registrant's telephone number, including area code: (775) 352-3839

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).
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AS USED HEREIN, THE TERMS, "WE," "US," "OUR," AND THE "COMPANY" REFERS TO PLACER
DEL MAR, LTD., A NEVADA CORPORATION, UNLESS OTHERWISE STATED.

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) RESIGNATION OF ARMANDO C. IBARRA, C.P.A.

On August 15, 2006, we received the resignation of our principal independent accountant, Armando C. Ibarra, C.P.A.

Armando C. Ibarra, C.P.A. has served as our principal independent accountant from inception (May 13, 2005) and the fiscal year December 2005, inclusive through August 15, 2006.

The principal independent accountant's report issued by Armando C. Ibarra, C.P.A. for the year ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles.

We are able to report that during the year ended December 31, 2005 through August 15, 2006 there were no disagreements with Armando C. Ibarra, C.P.A., our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Armando C. Ibarra, C.P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. We have requested that Armando C. Ibarra, C.P.A. furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

(B) ENGAGEMENT OF CHANG G. PARK, C.P.A., PH. D.

On August 15, 2006, upon authorization and approval of the Company's Board of Directors, the Company engaged the services of Chang G. Park, CPA, Ph.D. ("Park") as its independent registered public accounting firm.

No consultations occurred between the Company and Park during the year ended December 31, 2005 and through August 15, 2006 regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from Armando C. Ibarra, C.P.A. to the U.S. Securities and Exchange Commission

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Placer Del Mar, Ltd.


Date: August 15, 2006                     By: /s/ Humberto Bravo
                                             ----------------------------------
                                             Humberto Bravo, President